UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 31, 2023

Date of Report (date of earliest event reported)

Valmont Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-31429	47-0351813
(Commission File Number)	(I.R.S. Employer Identification No.)

15000 Valmont Plaza	68154
Omaha NE
(Address of Principal Executive Offices)	(Zip Code)

(402) 963-1000

Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	VMI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Valmont Industries, Inc. elected Avner Applbaum as President and Chief Executive Officer on July 10, 2023. On July 31, 2023, the Board of Directors designated Mr. Applbaum as a member of the Board of Directors. The Board of Directors on July 31, 2023, on the recommendation of the Human Resources Committee, approved changes to the compensation for Mr. Applbaum as follows: (i) base salary increased to $950,000, (ii) annual incentive plan target bonus at 110% of base salary, prorated to the CEO start date, (iii) target long-term performance share plan incentives based on 207.5% of base salary with participation in the 2023 Plan prorated to the CEO start date and (iv) long-term option and RSU awards based on 207.5% of base salary. To achieve proration of the 2023 incentives, Mr. Applbaum was granted (i) an award of 1,804 performance shares in Valmont’s 2023-2025 Performance Share Plan, (ii) options exercisable for 3,661 shares at an exercise price of $264.75, vesting in three equal annual installments commencing July 31, 2024, and (iii) 1,133 restricted stock units, vesting in three equal annual installments commencing July 31, 2024.

Aaron Schapper became Group President Agriculture and Chief Strategy Officer effective July 31, 2023. The Human Resources Committee granted Mr. Schapper an incentive of 9,442 performance based restricted stock units, with 50% of the units vesting based on 2024 global irrigation business return on invested capital and operating income results and 50% vesting based on 2025 global irrigation business return on invested capital and operating income results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valmont Industries, Inc.
Date:	August 3, 2023
		By:	/s/ TIMOTHY P. FRANCIS
			Name:	Timothy P. Francis
			Title:	Interim Chief Financial Officer

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